UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2014

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC

(as Depositors of the American Express Credit Account Master Trust)

(Exact Name of Registrant as Specified in its Charter)

on behalf of

American Express Credit Account Master Trust

Delaware	000-21424-04	13-3854638	Delaware	333-113579-02	20-0942395	Delaware	333-113579-01	20-0942445
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Vesey Street 31st Floor, Room 507B New York, New York 10285 (212) 640-2000	4315 South 2700 West, Room 3020-3 Mail Stop 02-01-03 Salt Lake City, Utah 84184 (801) 945-2550	4315 South 2700 West, Room 1100 Mail Stop 02-01-46 Salt Lake City, Utah 84184 (801) 945-2068

(Address, Including Zip Code, and Telephone Number,

Including Area Code, of each Registrant’s Principal Executive Offices)

N/A (Former Name or Former Address, if Changed Since Last Report)	N/A (Former Name or Former Address, if Changed Since Last Report)	N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	On October 3, 2012, the American Express Credit Account Master Trust (the “Trust”) issued its (i) Class A Series 2012-A Variable Funding Floating Rate Asset Backed Certificates in a maximum invested amount of $2,000,000,000 (the “Class A Certificates”), (ii) Class B Series 2012-A Variable Funding Floating Rate Asset Backed Certificates in a maximum invested amount of $145,454,000 (the “Class B Certificates”) and (iii) Collateral Interest, Series 2012-A in a maximum invested amount of $278,790,000 (the “Collateral Interest”) pursuant to its Series 2012-A Supplement, dated as of October 3, 2012 (the “Series 2012-A Supplement”), to the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, as amended from time to time. The Class A Certificates are held by certain parties who have agreed to fund, from time to time at the request of the transferors to the Trust, the unfunded amount under the Class A Certificates up to the maximum invested amount thereof, subject to the terms and conditions of the Class A Certificates, the Series 2012-A Supplement and a purchase agreement among the transferors to the Trust, the holders and certain other parties.

On July 30, 2014, the Trust amended and restated its Series 2012-A Supplement with its Amended and Restated Series 2012-A Supplement, dated as of July 30, 2014 (the “Amended Series 2012-A Supplement”). Pursuant to the Amended Series 2012-A Supplement, (i) the period during which the holders are required to fund the Class A Certificates has been extended to September 15, 2017 (as may be further extended), and (ii) the maximum invested amounts of the Class B Certificates and the Collateral Interest have been reduced to $107,143,000 and $273,810,000, respectively.

The transferors to the Trust use the Class A Certificates as a source of funding in the ordinary course.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation II,
as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust as Co-Registrant

By:	/s/ Anderson Y. Lee
Name:	Anderson Y. Lee
Title:	President

American Express Receivables Financing Corporation III LLC, as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust as Co-Registrant

By:	/s/ Todd N. Boren
Name:	Todd N. Boren
Title:	President

American Express Receivables Financing Corporation IV LLC, as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust as Co-Registrant

By:	/s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	President